UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
November 21, 2005

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer
Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02 — Results of Operations and Financial Condition
On November 21, 2005, Campbell Soup Company issued a press release announcing financial results for the quarter ended October 30, 2005, a copy of which is attached as Exhibit 99.1.
The information in this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 8.01 — Other Events
On November 21, 2005, Campbell Soup Company also announced that its Board of Directors has authorized the purchase of up to $600 million of company stock on the open market or through privately negotiated transactions through the end of fiscal 2008. In addition, Campbell Soup Company will continue to purchase shares, under separate authorization, as part of its practice of buying back shares sufficient to offset shares issued under incentive compensation plans.
Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits
99.1	Release dated November 21, 2005 announcing financial results for the quarter ended October 30, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)
Date: November 21, 2005	By:	/s/ Robert A. Schiffner
Robert A. Schiffner
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Release dated November 21, 2005 announcing financial results for the quarter ended October 30, 2005.

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